Exhibit 99.2

HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Review
September 2004

Table of Contents

Consolidated Balance Sheets	1
Loans, Leases and Deposits	2
Consolidated Quarterly Average Balance Sheets	3
Consolidated Quarterly Net Interest Margin Analysis	4
Selected Quarterly Income Statement Data	5
Quarterly Credit Reserves and Net Charge-Off Analysis	6
Quarterly Non-Performing Assets and Past Due Loans and Leases	7
Quarterly Stock Summary, Capital, and Other Data	8
Quarterly Operating Lease Performance	9
Consolidated YTD Average Balance Sheets and Net Interest Margin Analysis	10
Selected YTD Income Statement Data	11
YTD Credit Reserves and Net Charge-Off Analysis	12
YTD Operating Lease Performance	13

Note:

The preparation of financial statements in conformity with accounting principals generally accepted in the United States requires management to make estimates and assumptions that affect amounts reported in the financial statements. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current year’s presentation.

Huntington Bancshares Incorporated
Consolidated Balance Sheets

	September 30,	December 31,	September 30,	Change September ’04 vs. ’03
(in thousands, except number of shares)	2004	2003	2003	Amount	Percent
	(Unaudited)		(Unaudited)
Assets
Cash and due from banks	$1,053,358	$899,689	$775,423	$277,935	35.8%
Federal funds sold and securities purchased under resale agreements	838,833	96,814	87,196	751,637	N.M.
Interest bearing deposits in banks	36,155	33,627	37,857	(1,702)	(4.5)
Trading account securities	120,334	7,589	415	119,919	N.M.
Loans held for sale	205,913	226,729	411,792	(205,879)	(50.0)
Investment securities	4,150,044	4,929,060	4,283,475	(133,431)	(3.1)
Loans and leases (1)	22,587,259	21,075,118	21,172,747	1,414,512	6.7
Allowance for loan and lease losses	(282,650)	(299,732)	(336,398)	53,748	(16.0)

Net loans and leases	22,304,609	20,775,386	20,836,349	1,468,260	7.0

Operating lease assets	717,411	1,260,440	1,454,590	(737,179)	(50.7)
Bank owned life insurance	954,911	927,671	917,261	37,650	4.1
Premises and equipment	356,438	349,712	338,863	17,575	5.2
Goodwill and other intangible assets	216,011	217,009	217,212	(1,201)	(0.6)
Customers’ acceptance liability	8,787	9,553	9,208	(421)	(4.6)
Accrued income and other assets	844,689	786,047	759,282	85,407	11.2

Total Assets	$31,807,493	$30,519,326	$30,128,923	$1,678,570	5.6%

Liabilities and Shareholders’ Equity
Deposits (1)	$20,109,025	$18,487,395	$18,833,856	$1,275,169	6.8%
Short-term borrowings	1,215,887	1,452,304	1,400,047	(184,160)	(13.2)
Federal Home Loan Bank advances	1,270,454	1,273,000	1,273,000	(2,546)	(0.2)
Other long-term debt	4,094,185	4,544,509	4,269,288	(175,103)	(4.1)
Subordinated notes	1,040,901	990,470	791,045	249,856	31.6
Allowance for unfunded loan commitments and letters of credit	30,007	35,522	33,737	(3,730)	—
Bank acceptances outstanding	8,787	9,553	9,208	(421)	(4.6)
Accrued expenses and other liabilities	1,577,330	1,451,571	1,277,286	300,044	23.5

Total Liabilities	29,346,576	28,244,324	27,887,467	1,459,109	5.2

Shareholders’ equity
Preferred stock - authorized 6,617,808 shares; none outstanding	—	—	—	—	—
Common stock - without par value; authorized 500,000,000 shares; issued 257,866,255 shares; outstanding 230,153,486; 229,008,088 and 228,869,936 shares, respectively	2,482,904	2,483,542	2,482,370	534	0.0
Less 27,712,769; 28,858,167 and 28,996,319 treasury shares, respectively	(526,967)	(548,576)	(550,766)	23,799	(4.3)
Accumulated other comprehensive income (loss)	(13,812)	2,678	25,865	(39,677)	N.M.
Retained earnings	518,792	337,358	283,987	234,805	82.7

Total Shareholders’ Equity	2,460,917	2,275,002	2,241,456	219,461	9.8

Total Liabilities and Shareholders’ Equity	$31,807,493	$30,519,326	$30,128,923	$1,678,570	5.6%

N.M. - Not Meaningful.

(1)	See Page 2 for detail of Loans and Deposits.

Huntington Bancshares Incorporated
Loans, Leases and Deposits

Loans and Leases Portfolio Composition (Direct Financing and Operating):

	September 30, 2004		December 31, 2003		September 30, 2003		Change Sept ’04 vs. ’03
(in thousands)	Balance	%	Balance	%	Balance	%	$ Chg	% Chg
	(Unaudited)				(Unaudited)
By Type
Comercial
Commercial and industrial (1)	$5,440,353	23.3	$5,313,517	23.7	$5,433,498	24.0	$6,855	0%
Commercial real estate (1)	4,473,351	19.2	4,172,083	18.6	4,046,759	17.8	426,592	11%

Total Commercial	9,913,704	42.5	9,485,600	42.4	9,480,257	41.8	433,447	5%

Consumer
Automobile loans	1,884,924	8.1	2,991,642	13.4	3,708,777	16.4	(1,823,853)	(49%)
Automobile leases	2,316,801	9.9	1,902,170	8.5	1,687,618	7.4	629,183	37%
Home equity (2)	4,046,602	17.4	3,639,264	16.3	3,497,767	15.4	548,835	16%
Residential mortgage (2)	4,003,921	17.2	2,681,003	12.0	2,414,879	10.6	1,589,042	66%
Other loans (2)	421,307	1.8	375,439	1.7	383,449	1.7	37,858	10%

Total Consumer	12,673,555	54.4	11,589,518	51.8	11,692,490	51.6	981,065	8%

Total Loans and Direct Financing Leases	$22,587,259	96.9	$21,075,118	94.2	$21,172,747	93.4	$1,414,512	7%

Operating lease assets	717,411	3.1	1,260,440	5.6	1,454,590	6.4	(737,179)	(51%)
Securitized loans	—	—	37,337	0.2	48,964	0.2	(48,964)	N.M.

Total Credit Exposure	$23,304,670	100.0	$22,372,895	100.0	$22,676,301	100.0	$628,369	3%

Total Automobile Exposure (3)	$4,919,136	21.1	$6,191,589	27.7	$6,899,949	30.4	$(1,980,813)	(29%)

By Business Segment (4)
Regional Banking
Central Ohio	$5,944,288	25.5	$4,652,070	20.8	$5,292,963	23.3	$651,325	12%
Northern Ohio	2,808,724	12.1	2,578,970	11.5	2,638,764	11.6	169,960	6%
Southern Ohio / Kentucky	1,826,034	7.8	1,676,930	7.5	1,623,163	7.2	202,871	12%
West Michigan	2,235,619	9.6	2,076,734	9.3	2,027,929	8.9	207,690	10%
East Michigan	1,387,543	6.0	1,267,682	5.7	1,305,740	5.8	81,803	6%
West Virginia	866,120	3.7	801,938	3.6	—	—	866,120	0%
Indiana	862,833	3.7	730,620	3.3	741,371	3.3	121,462	16%

Total Regional Banking	15,931,161	68.4	13,784,944	61.7	13,629,930	60.1	2,301,231	17%

Dealer Sales	5,774,482	24.8	7,095,900	31.7	7,597,956	33.5	(1,823,474)	(24%)
Private Financial Group	1,395,223	6.0	1,296,412	5.8	1,259,801	5.6	135,422	11%
Treasury / Other	203,804	0.8	195,639	0.8	188,614	0.8	15,190	8%

Total Credit Exposure	$23,304,670	100.0	$22,372,895	100.0	$22,676,301	100.0	$628,369	3%

Deposit Liabilities:

	September 30, 2004		December 31, 2003		September 30, 2003		Change Sept ’04 vs. ’03
(in thousands)	Balance	%	Balance	%	Balance	%	$ Chg	% Chg
By Type
Demand deposits
Non-interest bearing	$3,264,145	16.2	$2,986,992	16.2	$3,003,679	15.9	$260,466	9%
Interest bearing	7,471,779	37.2	6,411,380	34.7	6,425,529	34.1	1,046,250	16%
Savings deposits	2,982,836	14.8	2,959,993	16.0	2,999,620	15.9	(16,784)	(1%)
Retail certificates of deposit	2,441,387	12.1	2,461,531	13.3	2,514,191	13.3	(72,804)	(3%)
Other domestic time deposits	587,658	2.9	631,205	3.4	592,640	3.1	(4,982)	(1%)

Total Core Deposits	16,747,805	83.3	15,451,101	83.6	15,535,659	82.5	1,212,146	8%

Domestic time deposits of $100,000 or more	997,952	5.0	789,341	4.3	843,528	4.5	154,424	18%
Brokered time deposits and negotiable CDs	1,896,135	9.4	1,771,738	9.6	1,851,992	9.8	44,143	2%
Foreign time deposits	467,133	2.3	475,215	2.6	602,677	3.2	(135,544)	(22%)

Total Deposits	$20,109,025	100.0	$18,487,395	100.0	$18,833,856	100.0	$1,275,169	7%

Core Deposits:
Commercial	$5,227,613	26.0	$4,254,904	23.0	$4,346,656	23.1	$880,957	20%
Personal	11,520,192	57.3	11,196,197	60.6	11,189,003	59.4	331,189	3%

Total Core Deposits	$16,747,805	83.3	$15,451,101	83.6	$15,535,659	82.5	$1,212,146	8%

By Business Segment (4)
Regional Banking
Central Ohio	$4,399,547	21.9	$4,183,982	22.6	$5,422,728	28.8	$(1,023,181)	(19%)
Northern Ohio	4,014,703	20.0	3,505,457	19.0	3,622,523	19.2	392,180	11%
Southern Ohio / Kentucky	1,601,147	8.0	1,441,875	7.8	1,436,834	7.6	164,313	11%
West Michigan	2,699,172	13.4	2,457,296	13.3	2,528,965	13.4	170,207	7%
East Michigan	2,169,538	10.8	1,988,200	10.8	2,000,855	10.6	168,683	8%
West Virginia	1,380,823	6.9	1,314,450	7.1	—	—	1,380,823	0%
Indiana	665,683	3.3	647,662	3.5	661,068	3.5	4,615	1%

Total Regional Banking	16,930,613	84.3	15,538,922	84.1	15,672,973	83.1	1,257,640	8%

Dealer Sales	69,924	0.3	77,408	0.4	64,875	0.3	5,049	8%
Private Financial Group	1,124,894	5.6	1,164,020	6.3	1,116,911	5.9	7,983	1%
Treasury / Other (5)	1,983,594	9.8	1,707,045	9.2	1,979,097	10.7	4,497	0%

Total Deposits	$20,109,025	100.0	$18,487,395	100.0	$18,833,856	100.0	$1,275,169	7%

N.M. - Not Meaningful.

(1)	Effective June 30, 2004, $282 million of commercial and industrial loans were reclassified to commercial real estate to conform to the classification of these loans with the presentation of similar loans.

(2)	Consumer loans that are secured by a first mortgage on residential property are presented as “residential mortgage loans.” Consumer loans that are secured by a junior mortgage on residential property are presented as “Home equity loans.” Reclassification of prior period balances have been made to conform with this presentation.

(3)	Sum of automobile loans and leases, operating lease assets, and securitized loans.

(4)	Prior period amounts have been reclassified to conform to the current period business segment structure.

(5)	Comprised largely of brokered deposits and negotiable CDs.

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
(Unaudited)

	Average Balances
						Change
(in millions)	2004			2003		3Q04 vs. 3Q03
Fully Taxable Equivalent Basis	Third	Second	First	Fourth	Third	Amount	Percent
Assets
Interest bearing deposits in banks	$55	$69	$79	$83	$90	$(35)	(38.9)%
Trading account securities	148	28	16	11	11	137	N.M.
Federal funds sold and securities purchased under resale agreements	318	168	92	117	103	215	N.M.
Loans held for sale	283	254	207	295	898	(615)	(68.5)
Investment securities:
Taxable	4,340	4,861	4,646	4,093	3,646	694	19.0
Tax exempt	398	410	437	421	362	36	9.9

Total Investment Securities	4,738	5,271	5,083	4,514	4,008	730	18.2

Loans and Leases:
Commercial and industrial	5,339	5,536	5,365	5,382	5,380	(41)	(0.8)
Real Estate
Construction	1,577	1,322	1,322	1,297	1,258	319	25.4
Commercial	2,890	2,906	2,876	2,830	2,744	146	5.3
Consumer
Automobile loans	1,857	2,337	3,041	3,529	3,594	(1,737)	(48.3)
Automobile leases	2,250	2,139	1,988	1,802	1,590	660	41.5

Total Automobile Loans and Leases	4,107	4,476	5,029	5,331	5,184	(1,077)	(20.8)

Home equity (1)	3,970	3,824	3,693	3,556	3,443	527	15.3
Residential mortgage (1)	3,906	3,326	2,846	2,624	2,122	1,784	84.1
Other loans (1)	406	377	371	386	381	25	6.6

Total Consumer	12,389	12,003	11,939	11,897	11,130	1,259	11.3

Total Loans and Leases	22,195	21,767	21,502	21,406	20,512	1,683	8.2

Allowance for loan and lease losses	(288)	(310)	(313)	(350)	(330)	42	(12.7)

Net Loans and Leases	21,907	21,457	21,189	21,056	20,182	1,725	8.5

Total Earning Assets	27,737	27,557	26,979	26,426	25,622	2,115	8.3

Operating lease assets	800	977	1,166	1,355	1,565	(765)	(48.9)
Cash and due from banks	928	772	740	766	747	181	24.2
Intangible assets	216	216	217	217	218	(2)	(0.9)
All other assets	2,072	2,101	2,046	2,008	2,061	11	0.5

Total Assets	$31,465	$31,313	$30,835	$30,422	$29,883	$1,582	5.3%

Liabilities and Shareholders’ Equity
Core deposits
Non-interest bearing deposits	$3,276	$3,223	$3,017	$3,131	$3,218	$58	1.8%
Interest bearing demand deposits	7,384	7,168	6,609	6,466	6,558	826	12.6
Savings deposits	2,841	2,839	2,819	2,824	2,808	33	1.2
Retail certificates of deposit	2,414	2,400	2,399	2,492	2,561	(147)	(5.7)
Other domestic time deposits	595	600	637	631	656	(61)	(9.3)

Total Core Deposits	16,510	16,230	15,481	15,544	15,801	709	4.5

Domestic time deposits of $100,000 or more	886	795	788	828	803	83	10.3
Brokered time deposits and negotiable CDs	1,755	1,737	1,907	1,851	1,421	334	23.5
Foreign time deposits	476	542	549	522	536	(60)	(11.2)

Total Deposits	19,627	19,304	18,725	18,745	18,561	1,066	5.7

Short-term borrowings	1,342	1,396	1,603	1,433	1,393	(51)	(3.7)
Federal Home Loan Bank advances	1,270	1,270	1,273	1,273	1,273	(3)	(0.2)
Subordinated notes and other long-term debt, including preferred capital securities	5,244	5,623	5,557	5,432	5,197	47	0.9

Total Interest Bearing Liabilities	24,207	24,370	24,141	23,752	23,206	1,001	4.3

All other liabilities	1,570	1,397	1,399	1,311	1,220	350	28.7
Shareholders’ equity	2,412	2,323	2,278	2,228	2,239	173	7.7

Total Liabilities and Shareholders’ Equity	$31,465	$31,313	$30,835	$30,422	$29,883	$1,582	5.3%

N.M. - Not Meaningful.

(1)	Consumer loans that are secured by a first mortgage on residential property are presented as “residential mortgage loans.” Consumer loans that are secured by a junior mortgage on residential property are presented as “Home equity loans.” Reclassification of prior period balances have been made to conform with this presentation.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin Analysis
(Unaudited)

	Average Rates (2)
(in millions)	2004			2003
Fully Taxable Equivalent Basis (1)	Third	Second	First	Fourth	Third
Assets
Interest bearing deposits in banks	0.91%	1.07%	0.71%	0.60%	0.51%
Trading account securities	4.44	3.02	3.98	2.39	4.70
Federal funds sold and securities purchased under resale agreements	1.53	1.21	1.41	1.30	1.92
Loans held for sale	5.25	5.17	5.33	5.31	5.16
Securities:
Taxable	3.83	3.83	4.06	4.24	4.23
Tax exempt	7.06	7.07	6.88	6.91	6.93

Total Securities	4.10	4.09	4.30	4.49	4.47

Loans and Leases: (2)
Commercial and industrial	4.63	4.25	4.49	4.82	4.84
Real Estate
Construction	4.11	3.70	3.68	4.24	4.17
Commercial	4.76	4.57	4.70	4.99	5.22
Consumer
Automobile loans	7.65	7.20	6.93	6.90	7.19
Automobile leases	5.02	5.06	4.94	4.98	4.99

Automobile Loans and Leases	6.21	6.17	6.14	6.25	6.51

Home equity	4.72	4.73	4.47	4.75	5.03
Residential mortgage	5.52	5.36	5.16	5.24	5.34
Other loans	6.89	6.33	5.62	8.15	7.93

Total Consumer	5.54	5.49	5.52	5.64	5.87

Total Loans and Leases	5.12	4.95	5.04	5.26	5.41

Total Earning Assets	4.89%	4.76%	4.89%	5.11%	5.23%

Liabilities and Shareholders’ Equity
Core deposits
Non-interest bearing deposits
Interest bearing demand deposits	1.06%	0.81%	0.88%	0.91%	1.04%
Savings deposits	0.83	0.82	0.94	1.22	1.35
Retail certificates of deposit	3.32	3.27	3.47	3.54	3.51
Other domestic time deposits	3.22	3.19	3.48	3.69	3.89

Total Core Deposits	1.52	1.45	1.53	1.65	1.76

Domestic time deposits of $100,000 or more	2.40	2.37	2.14	2.37	2.32
Brokered time deposits and negotiable CDs	1.84	1.57	1.51	1.52	1.63
Foreign time deposits	0.83	0.76	0.72	0.75	0.85

Total Deposits	1.58	1.48	1.53	1.64	1.75

Short-term borrowings	0.92	0.80	0.83	0.78	0.85
Federal Home Loan Bank advances	2.60	2.52	2.50	2.24	1.81
Subordinated notes and other long-term debt, including preferred capital securities	2.62	2.24	2.33	2.63	2.78

Total Interest Bearing Liabilities	1.82%	1.66%	1.71%	1.85%	1.93%

Net interest rate spread	3.07%	3.10%	3.18%	3.26%	3.30%
Impact of non-interest bearing funds on margin	0.23	0.19	0.18	0.16	0.16

Net Interest Margin	3.30%	3.29%	3.36%	3.42%	3.46%

(1)	Fully taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 5 for the FTE adjustment.

(2)	Loan and lease and deposit average rates include impact of applicable derivatives and non-deferrable fees.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data
(Unaudited)

	2004			2003		3Q04 vs 2Q04		3Q04 vs 3Q03
(in thousands, except per share amounts)	Third	Second	First	Fourth	Third	$ Chg	% Chg	$ Chg	% Chg
Interest Income	$338,002	$324,167	$325,931	$335,097	$333,320	$13,835	4.3%	$4,682	1.4%
Interest Expense	110,944	101,604	103,246	110,782	112,849	9,340	9.2	(1,905)	(1.7)

Net Interest Income	227,058	222,563	222,685	224,315	220,471	4,495	2.0	6,587	3.0
Provision for credit losses	11,785	5,027	25,596	26,341	51,615	6,758	N.M.	(39,830)	(77.2)

Net Interest Income After Provision for Credit Losses	215,273	217,536	197,089	197,974	168,856	(2,263)	(1.0)	46,417	27.5

Operating lease income	64,412	78,706	88,867	105,307	117,624	(14,294)	(18.2)	(53,212)	(45.2)
Service charges on deposit accounts	43,935	43,596	41,837	44,763	42,294	339	0.8	1,641	3.9
Trust services	17,064	16,708	16,323	15,793	15,365	356	2.1	1,699	11.1
Brokerage and insurance income	13,200	13,523	15,197	14,344	13,807	(323)	(2.4)	(607)	(4.4)
Mortgage banking	4,448	23,322	(4,296)	9,677	30,193	(18,874)	(80.9)	(25,745)	(85.3)
Bank owned life insurance income	10,019	11,309	10,485	10,410	10,438	(1,290)	(11.4)	(419)	(4.0)
Other service charges and fees	10,799	10,645	9,513	9,237	10,499	154	1.4	300	2.9
Gain on sales of automobile loans	312	4,890	9,004	16,288	—	(4,578)	(93.6)	312	—
Gain on sale of branch offices	—	—	—	—	13,112	—	—	(13,112)	N.M.
Securities gains (losses)	7,803	(9,230)	15,090	1,280	(4,107)	17,033	N.M.	11,910	N.M.
Other	17,899	24,659	25,619	19,411	23,543	(6,760)	(27.4)	(5,644)	(24.0)

Total Non-Interest Income	189,891	218,128	227,639	246,510	272,768	(28,237)	(12.9)	(82,877)	(30.4)

Personnel costs	121,729	119,715	121,624	115,762	113,170	2,014	1.7	8,559	7.6
Operating lease expense	54,885	62,563	70,710	85,609	93,134	(7,678)	(12.3)	(38,249)	(41.1)
Outside data processing and other services	17,527	17,563	18,462	15,957	17,478	(36)	(0.2)	49	0.3
Equipment	15,295	16,228	16,086	16,840	16,328	(933)	(5.7)	(1,033)	(6.3)
Net occupancy	16,838	16,258	16,763	14,925	15,570	580	3.6	1,268	8.1
Professional services	12,219	7,836	7,299	12,175	11,116	4,383	55.9	1,103	9.9
Marketing	5,000	8,069	7,839	6,895	5,515	(3,069)	(38.0)	(515)	(9.3)
Telecommunications	5,359	4,638	5,194	5,272	5,612	721	15.5	(253)	(4.5)
Printing and supplies	3,201	3,098	3,016	3,417	3,658	103	3.3	(457)	(12.5)
Amortization of intangibles	204	204	204	204	204	—	—	—	—
Loss on early extinguishment of debt	—	—	—	15,250	—	—	—	—	—
Restructuring reserve releases	(1,151)	—	—	(351)	—	(1,151)	—	(1,151)	—
Other	22,317	25,981	18,457	25,510	18,397	(3,664)	(14.1)	3,920	21.3

Total Non-Interest Expense	273,423	282,153	285,654	317,465	300,182	(8,730)	(3.1)	(26,759)	(8.9)

Income Before Income Taxes	131,741	153,511	139,074	127,019	141,442	(21,770)	(14.2)	(9,701)	(6.9)
Provision for income taxes	38,255	43,384	34,901	33,758	37,230	(5,129)	(11.8)	1,025	2.8

Income before cumulative effect of change in accounting principle	93,486	110,127	104,173	93,261	104,212	(16,641)	(15.1)	(10,726)	(10.3)
Cumulative effect of change in accounting principle, net of tax(1)	—	—	—	—	(13,330)	—	—	13,330	N.M.

Net Income	$93,486	$110,127	$104,173	$93,261	$90,882	$(16,641)	(15.1)%	$2,604	2.9%

Average common shares - diluted	234,348	232,659	232,915	231,986	230,966	1,689	0.7%	3,382	1.5%

Per Common Share
Income before cumulative effect of change in accounting principle - Diluted	$0.40	$0.47	$0.45	$0.40	$0.45	$(0.07)	(14.9)%	$(0.05)	(11.1)%
Net Income - Diluted	0.40	0.47	0.45	0.40	0.39	(0.07)	(14.9)	0.01	2.6
Cash Dividends Declared	0.200	0.175	0.175	0.175	0.175	0.025	14.3	0.025	14.3

Return on:
Average total assets (2)	1.18%	1.41%	1.36%	1.22%	1.38%	(0.23)%	(16.4)	(0.20)%	(14.6)
Average total shareholders’ equity (2)	15.4	19.1	18.4	16.6	18.5	(3.65)	(19.1)	(3.04)	(16.5)
Net interest margin (3)	3.30	3.29	3.36	3.42	3.46	0.01	0.3	(0.16)	(4.6)
Efficiency ratio (4)	66.3	62.3	65.1	67.1	60.0	4.05	6.5	6.31	10.5
Effective tax rate	29.0	28.3	25.1	26.6	26.3	0.78	2.7	2.72	10.3

Revenue - Fully Taxable Equivalent (FTE)
Net Interest Income	$227,058	$222,563	$222,685	$224,315	$220,471	$4,495	2.0	$6,587	3.0
FTE Adjustment (3)	2,864	2,919	3,023	2,954	2,558	(55)	(1.9)	306	12.0

Net Interest Income	229,922	225,482	225,708	227,269	223,029	4,440	2.0	6,893	3.1
Non-Interest Income	189,891	218,128	227,639	246,510	272,768	(28,237)	(12.9)	(82,877)	(30.4)

Total Revenue	$419,813	$443,610	$453,347	$473,779	$495,797	$(23,797)	(5.4)%	$(75,984)	(15.3)%

N.M. - Not Meaningful.

(1)	Due to the adoption of FASB Interpretation No. 46 for variable interest entities.

(2)	Based on income before cumulative effect of change in accounting principle, net of tax.

(3)	On a fully taxable equivalent (FTE) basis assuming a 35% tax rate.

(4)	Non-interest expense less amortization of intangibles divided by the sum of FTE net interest income and non-interest income excluding securities gains (losses).

Huntington Bancshares Incorporated
Quarterly Credit Reserves and Net Charge-off Analysis
(Unaudited)

	2004			2003
(in thousands)	Third	Second	First	Fourth	Third
Allowance for Loan and Leases Losses, Beginning of Period	$286,935	$295,377	$299,732	$336,398	$307,667
Loan and lease losses	(26,366)	(30,845)	(37,167)	(68,023)	(43,261)
Recoveries of loans previously charged off	9,886	18,330	8,540	12,880	10,487

Net loan and lease losses	(16,480)	(12,515)	(28,627)	(55,143)	(32,774)

Provision for credit losses	11,785	5,027	25,596	26,341	51,615
Net change in allowance for unfunded loan commitments and letters of credit	1,186	896	3,433	(1,785)	(457)
Allowance of assets sold and securitized (1)	(776)	(1,850)	(4,757)	(6,079)	10,347

Allowance for Loan and Lease Losses, End of Period	$282,650	$286,935	$295,377	$299,732	$336,398

Allowance for Unfunded Loan Commitments and Letters of Credit, Beginning of Period	$31,193	$32,089	$35,522	$33,737	$33,280
Net change	(1,186)	(896)	(3,433)	1,785	457

Allowance for Unfunded Loan Commitments and Letters of Credit, End of Period	$30,007	$31,193	$32,089	$35,522	$33,737

Total Allowances for Credit Losses	$312,657	$318,128	$327,466	$335,254	$370,135

Allowance for loan and lease losses as a % of:
Transaction reserve	0.84%	0.86%	0.91%	0.88%	0.98%
Economic reserve	0.33	0.36	0.38	0.40	0.47
Specific reserve	0.08	0.10	0.10	0.14	0.14

Total Loans and Leases	1.25%	1.32%	1.39%	1.42%	1.59%

Non-performing loans and leases	417	464	383	397	276
Non-performing assets	351	384	322	343	245

Allowance for loan and lease losses plus allowance for unfunded loan commitments and letters of credit as a % of:
Total loans and leases	1.38%	1.46%	1.55%	1.59%	1.75%
Non-performing loans and leases	461	515	425	444	304
Non-performing assets	389	426	357	384	270

Net Charge-offs by Loan and Lease Type
Commercial and industrial	$972	$(2,803)	$5,956	$31,186	$12,222
Commercial real estate	1,592	2,940	1,637	5,743	3,621

Total commercial	2,564	137	7,593	36,929	15,843

Consumer
Automobile loans	5,142	5,604	13,422	11,346	10,773
Automobile leases	2,415	2,159	3,159	1,936	1,450

Automobile loans and leases	7,557	7,763	16,581	13,282	12,223

Home equity	4,527	3,019	3,116	3,464	3,416
Residential mortgage	534	302	316	174	246
Other loans	1,298	1,294	1,021	1,294	1,046

Total consumer	13,916	12,378	21,034	18,214	16,931

Total Net Charge-offs	$16,480	$12,515	$28,627	$55,143	$32,774

Net Charge-offs - Annualized Percentages
Commercial and industrial	0.07%	(0.20)%	0.44%	2.32%	0.91%
Commercial real estate	0.14	0.28	0.16	0.56	0.36

Total commercial	0.10	0.01	0.32	1.55	0.68

Consumer
Automobile loans	1.11	0.96	1.77	1.29	1.20
Automobile leases	0.43	0.40	0.64	0.43	0.36

Automobile loans and leases	0.74	0.69	1.32	1.00	0.94

Home equity	0.46	0.32	0.34	0.39	0.40
Residential mortgage	0.05	0.04	0.04	0.03	0.05
Other loans	1.28	1.38	1.11	1.34	1.10

Total consumer	0.45	0.41	0.70	0.61	0.61

Net Charge-offs as a % of Average Loans	0.30%	0.23%	0.53%	1.03%	0.64%

(1)	The third quarter 2003 includes the reserve for loan losses associated with automobile loans contained in one of Huntington’s securitization trusts consolidated as a result of the adoption of FASB Interpretation No. 46 on July 1, 2003.

Huntington Bancshares Incorporated
Quarterly Non-Performing Assets and Past Due Loans and Leases
(Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
(in thousands)	2004	2004	2004	2003	2003
Non-accrual loans and leases:
Commercial and industrial	$27,140	$32,044	$45,056	$43,387	$82,413
Commercial real estate	19,762	15,782	20,019	22,399	30,545
Residential mortgage	13,197	13,952	12,052	9,695	8,923
Home equity (1)	7,685	—	—	—	—

Total Non-Performing Loans and Leases	67,784	61,778	77,127	75,481	121,881
Other real estate, net	12,692	12,918	14,567	11,905	15,196

Total Non-Performing Assets	$80,476	$74,696	$91,694	$87,386	$137,077

Non-performing loans and leases as a % of total loans and leases	0.30%	0.28%	0.36%	0.36%	0.58%
Non-performing assets as a % of total loans and leases and other real estate	0.36	0.34	0.43	0.41	0.65
Accruing loans and leases past due 90 days or more (1)	$53,456	$51,490	$59,697	$55,913	$66,060
Accruing loans and leases past due 90 days or more as a percent of total loans and leases	0.24%	0.24%	0.28%	0.27%	0.31%

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(in thousands)	2004	2004	2004	2003	2003
Non-Performing Assets, Beginning of Period	$74,696	$91,694	$87,386	$137,077	$133,722
New non-performing assets (1)	22,740	25,727	27,208	38,367	52,213
Returns to accruing status	—	(1,493)	(54)	(454)	(319)
Loan and lease losses	(5,424)	(12,872)	(10,463)	(39,657)	(22,090)
Payments	(10,202)	(13,571)	(10,717)	(22,710)	(18,905)
Sales	(1,334)	(14,789)	(1,666)	(25,237)	(7,544)

Non-Performing Assets, End of Period	$80,476	$74,696	$91,694	$87,386	$137,077

(1)	Includes $7.7 million of nonperforming loans secured by residential real estate. As of September 30, 2004, the Company adopted a policy, consistent with its policy for residential mortgage loans, of placing home equity loans and lines on nonaccrual status when they become greater than 180 days past due. In prior quarters, these balances were included in “Accruing loans and leases past due 90 days or more.”

Huntington Bancshares Incorporated
Quarterly Stock Summary, Capital, and Other Data
(Unaudited)

Quarterly Common Stock Summary

	2004			2003
	Third	Second	First	Fourth	Third
Common Stock Price
High(1)	$25.150	$23.120	$23.780	$22.550	$20.890
Low(1)	22.700	20.890	21.000	19.850	19.220
Close	24.910	22.980	22.030	22.500	19.850
Average Closing Price	24.105	22.050	22.501	21.584	20.199
Dividends
Cash dividends declared on common stock	$0.200	$0.175	$0.175	$0.175	$0.175
Common shares outstanding (000s)
Average — Basic	229,848	229,429	229,227	228,902	228,715
Average — Diluted	234,348	232,659	232,915	231,986	230,966
Ending	230,153	229,476	229,410	229,008	228,870
Book value per share	$10.69	$10.40	$10.31	$9.93	$9.79
Common Share Repurchase Program (000s)
Number of Shares Repurchased	—	—	—	—	—

Capital Data - End of Period

	2004			2003
(in millions)	Third	Second	First	Fourth	Third
Total Risk-Adjusted Assets(2)	$28,773	$28,413	$28,236	$28,164	$27,949
Tier 1 Risk-Based Capital Ratio(2)	9.07%	8.98%	8.74%	8.53%	8.40%
Total Risk-Based Capital Ratio(2)	12.49	12.56	12.38	11.95	11.19
Tier 1 Leverage Ratio(2)	8.36	8.20	8.08	7.98	7.94
Tangible Equity / Asset Ratio	7.11	6.95	6.97	6.79	6.77
Tangible Equity / Risk-Weighted Assets Ratio(2)	7.80	7.64	7.61	7.30	7.24
Average Equity / Average Assets	7.66	7.42	7.39	7.32	7.49

Other Data - End of Period

	2004			2003
	Third	Second	First	Fourth	Third
Number of employees (full-time equivalent)	7,906	8,045	7,915	7,983	7,906
Number of domestic full-service banking offices(3)	341	341	337	338	337

(1)	High and low stock prices are intra-day quotes obtained from NASDAQ.

(2)	Third quarter 2004 figures are estimated.

(3)	Includes three Private Financial Group offices in Florida.

Huntington Bancshares Incorporated
Quarterly Operating Lease Performance
(Unaudited)

	2004			2003		3Q04 vs. 3Q03
(in thousands)	Third	Second	First	Fourth	Third	Amount	%
Balance Sheet
Average operating lease assets outstanding	$800,145	$976,626	$1,166,146	$1,355,330	$1,565,167	$(765,022)	(48.9)

Income Statement
Net rental income	$60,267	$72,402	$83,517	$98,223	$109,645	$(49,378)	(45.0)
Fees	2,965	4,838	3,543	5,204	5,372	(2,407)	(44.8)
Recoveries - early terminations	1,180	1,466	1,807	1,880	2,607	(1,427)	(54.7)

Total Operating Lease Income	64,412	78,706	88,867	105,307	117,624	(53,212)	(45.2)

Depreciation and residual losses at termination	49,917	57,412	63,932	76,768	83,112	(33,195)	(39.9)
Losses - early terminations	4,968	5,151	6,778	8,841	10,022	(5,054)	(50.4)

Total Operating Lease Expense	54,885	62,563	70,710	85,609	93,134	(38,249)	(41.1)

Net Earnings Contribution	$9,527	$16,143	$18,157	$19,698	$24,490	$(14,963)	(61.1)

Earnings ratios (1)
Net rental income	30.1%	29.7%	28.6%	29.0%	28.0%	2.1%	7.5%
Depreciation and residual losses at termination	25.0	23.5	21.9	22.7	21.2	3.7	17.5

Definition of terms:

Net rental income includes the lease payments earned on the equipment and vehicles that Huntington leases to its customers under operating leases. Fees include late fees, early payment fees and other non-origination fees. Recoveries represent payments received on a cash basis subsequent to a customer’s default on an operating lease and a recognition of an impairment loss on the lease. Depreciation represents the periodic depreciation of equipment and vehicles to their residual value owned by Huntington under operating leases and any accelerated depreciation where Huntington expects to receive less than the residual value from the sale of the vehicle and from insurance proceeds at the end of the lease term. Losses represent impairments recognized on equipment and vehicles where the lessee has defaulted on the operating lease.

(1)	As a percent of average operating lease assets, quarterly and year-to-date amounts annualized.

Huntington Bancshares Incorporated
Consolidated YTD Average Balance Sheets and Net Interest Margin Analysis
(Unaudited)

	YTD Average Balances				YTD Average Rates
(in millions)	Nine Months Ending Sept 30,		2004 vs. 2003		Nine Months Ending Sept 30
Fully Tax Equivalent Basis(1)	2004	2003	Amount	%	2004	2003
Assets
Interest bearing deposits in banks	$67	$58	$9	15.5	0.88%	1.53%
Trading account securities	64	16	48	N.M.	4.17	4.41
Federal funds sold and securities purchased under resale agreements	193	76	117	N.M.	1.42	2.05
Loans held for sale	248	654	(406)	(62.1)	5.24	5.32
Securities:
Taxable	4,615	3,350	1,265	37.8	3.91	4.63
Tax exempt	415	304	111	36.5	7.00	7.09

Total Securities	5,030	3,654	1,376	37.7	4.17	4.83

Loans and Leases:(2)
Commercial and industrial	5,413	5,542	(129)	(2.3)	4.45	5.17
Real Estate
Construction	1,408	1,229	179	14.6	3.85	4.22
Commercial	2,891	2,644	247	9.3	4.67	5.31
Consumer
Automobile loans	2,410	3,170	(760)	(24.0)	7.20	7.56
Automobile leases	2,126	1,304	822	63.0	5.00	5.15

Automobile loans and leases	4,536	4,474	62	1.4	6.17	6.86

Home equity(3)	3,830	3,337	493	14.8	4.65	4.97
Residential mortgage(3)	3,361	1,958	1,403	71.7	5.36	5.64
Other loans(3)	384	383	1	0.3	6.30	7.92

Total Consumer	12,111	10,152	1,959	19.3	5.52	6.05

Total Loans and Leases	21,823	19,567	2,256	11.5	5.03	5.59

Allowance for loan and lease losses	(314)	(350)	36	(10.3)

Net loans and leases	21,509	19,217	2,292	11.9

Total earning assets	27,425	24,025	3,400	14.2	4.84%	5.45%

Operating lease assets	980	1,812	(832)	(45.9)
Cash and due from banks	814	740	74	10.0
Intangible assets	216	218	(2)	(0.9)
All other assets	2,074	2,010	64	3.2

Total Assets	$31,195	$28,455	$2,740	9.6

Liabilities and Shareholders’ Equity
Core deposits
Non-interest bearing deposits	$3,172	$3,063	$109	3.6
Interest bearing demand deposits	7,055	6,100	955	15.7	0.96%	1.28%
Savings deposits	2,833	2,795	38	1.4	0.86	1.58
Retail certificates of deposit	2,404	2,773	(369)	(13.3)	3.35	3.72
Other domestic time deposits	611	670	(59)	(8.8)	3.30	3.91

Total core deposits	16,075	15,401	674	4.4	1.50	2.04

Domestic time deposits of $100,000 or more	823	793	30	3.8	2.31	2.54
Brokered time deposits and negotiable CDs	1,800	1,274	526	41.3	1.64	1.79
Foreign time deposits	522	492	30	6.1	0.77	0.98

Total deposits	19,220	17,960	1,260	7.0	1.53	2.01

Short-term borrowings	1,447	1,656	(209)	(12.6)	0.85	1.04
Federal Home Loan Bank advances	1,271	1,253	18	1.4	2.54	1.80
Subordinated notes and other long-term debt, including preferred capital securities	5,474	4,265	1,209	28.3	2.39	2.89

Total interest bearing liabilities	24,240	22,071	2,169	9.8	1.74%	2.09%

All other liabilities	1,445	1,137	308	27.1
Shareholders’ equity	2,338	2,184	154	7.1

Total Liabilities and Shareholders’ Equity	$31,195	$28,455	$2,740	9.6

Net interest rate spread					3.10%	3.36%
Impact of non-interest bearing funds on margin					0.21	0.16

Net Interest Margin					3.31%	3.52%

(1)	Fully taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 11 for the FTE adjustment.

(2)	Loan and lease and deposit average rates include impact of applicable derivatives and non-deferrable fees.

(3)	Consumer loans that are secured by a first mortgage on residential property are presented as “residential mortgage loans.” Consumer loans that are secured by a junior mortgage on residential property are presented as “Home equity loans.” Reclassification of prior period balances have been made to conform with this presentation.

Huntington Bancshares Incorporated
Selected YTD Income Statement Data
(Unaudited)

	Nine Months Ended September 30,		2004 vs. 2003
(in thousands of dollars, except per share amounts)	2004	2003	Amount	%
Interest Income	$988,100	$970,659	$17,441	1.8%
Interest Expense	315,794	345,988	(30,194)	(8.7)

Net Interest Income	672,306	624,671	47,635	7.6
Provision for Credit Losses	42,408	137,652	(95,244)	(69.2)

Net Interest Income After Provision for Credit Losses	629,898	487,019	142,879	29.3

Operating lease income	231,985	384,391	(152,406)	(39.6)
Service charges on deposit accounts	129,368	123,077	6,291	5.1
Trust services	50,095	45,856	4,239	9.2
Brokerage and insurance income	41,920	43,500	(1,580)	(3.6)
Mortgage banking	23,474	48,503	(25,029)	(51.6)
Bank owned life insurance income	31,813	32,618	(805)	(2.5)
Gain on sales of automobile loans	14,206	23,751	(9,545)	(40.2)
Gain on sale of branch offices	—	13,112	(13,112)	N.M.
Other service charges and fees	30,957	32,209	(1,252)	(3.9)
Securities gains	13,663	3,978	9,685	N.M.
Other	68,177	71,648	(3,471)	(4.8)

Total Non-Interest Income	635,658	822,643	(186,985)	(22.7)

Personnel costs	363,068	331,501	31,567	9.5
Operating lease expense	188,158	307,661	(119,503)	(38.8)
Outside data processing and other services	53,552	50,161	3,391	6.8
Equipment	47,609	49,081	(1,472)	(3.0)
Net occupancy	49,859	47,556	2,303	4.8
Professional services	27,354	30,273	(2,919)	(9.6)
Marketing	20,908	20,595	313	1.5
Telecommunications	15,191	16,707	(1,516)	(9.1)
Printing and supplies	9,315	9,592	(277)	(2.9)
Amortization of intangibles	612	612	—	—
Loss on early extinguishment of debt	—	—	—	—
Restructuring reserve releases	(1,151)	(6,315)	5,164	(81.8)
Other	66,755	55,270	11,485	20.8

Total Non-Interest Expense	841,230	912,694	(71,464)	(7.8)

Income Before Income Taxes	424,326	396,968	27,358	6.9
Provision for income taxes	116,540	104,536	12,004	11.5

Income before cumulative effect of change in accounting principle	307,786	292,432	15,354	5.3
Cumulative effect of change in accounting principle, net of tax(3)	—	(13,330)	13,330	N.M.

Net Income	$307,786	$279,102	$28,684	10.3%

Per Common Share
Income before cumulative effect of change in accounting principle - Diluted	$1.32	$1.26	$0.06	4.8%
Net Income - Diluted	1.32	1.21	0.11	9.1
Cash Dividends Declared	0.550	0.495	0.055	11.1
Return on:
Average total assets(4)	1.32%	1.37%	(0.06)%	(4.1)%
Average total shareholders’ equity(4)	17.6	17.9	(0.32)	(1.8)
Net interest margin(1)	3.31	3.52	(0.21)	(6.0)
Efficiency ratio(2)	64.5	62.9	1.61	2.6
Effective tax rate	27.5	26.3	1.13	4.3
Revenue - Fully Taxable Equivalent (FTE)
Net Interest Income	$672,306	$624,671	$47,635	7.6%
FTE Adjustment(1)	8,806	6,730	2,076	30.8

Net Interest Income	681,112	631,401	49,711	7.9
Non-Interest Income	635,658	822,643	(186,985)	(22.7)

Total Revenue	$1,316,770	$1,454,044	$(137,274)	(9.4)%

N.M. - Not Meaningful

(1)	On a fully taxable equivalent (FTE) basis assuming a 35% tax rate.

(2)	Non-interest expense less amortization of intangibles divided by the sum of FTE net interest income and non-interest income excluding securities gains.

(3)	Due to the adoption of FASB Interpretation No. 46 for variable interest entities.

(4)	Based on income before cumulative effect of change in accounting principal, net of tax.

Huntington Bancshares Incorporated
YTD Credit Reserves and Net Charge-off Analysis
(Unaudited)

	Nine Months Ended Sept 30,
(in thousands)	2004	2003
Allowance for Loan and Leases Losses, Beginning of Period	$299,732	$324,827
Loan and lease losses	(94,378)	(133,511)
Recoveries of loans previously charged off	36,756	26,845

Net loan and lease losses	(57,622)	(106,666)

Provision for credit losses	42,408	137,652
Net change in allowance for unfunded loan commitments and letters of credit	5,515	(21,916)
Allowance of assets sold and securitized	(7,383)	2,501

Allowance for Loan and Lease Losses, End of Period	$282,650	$336,398

Allowance for Unfunded Loan Commitments and Letters of Credit, Beginning of Period	$35,522	$11,821
Net change	(5,515)	21,916

Allowance for Unfunded Loan Commitments and Letters of Credit, End of Period	$30,007	$33,737

Total Allowance for Credit Losses	$312,657	$370,135

Net Charge-offs by Loan and Lease Type
Commercial and industrial	$4,125	$53,672
Commercial real estate	6,169	4,774

Total commercial	10,294	58,446

Consumer
Automobile loans	24,168	28,920
Automobile leases	7,733	3,792

Automobile loans and leases	31,901	32,712

Home equity	10,662	11,140
Residential mortgage	1,152	658
Other loans	3,613	3,710

Total consumer	47,328	48,220

Total Net Charge-offs	$57,622	$106,666

Net Charge-offs - Annualized Percentages
Commercial and industrial	0.10%	1.29%
Commercial real estate	0.19	0.16

Total commercial	0.14	0.83

Consumer
Automobile loans	1.34	1.22
Automobile leases	0.48	0.39

Automobile loans and leases	0.94	0.97

Home equity	0.37	0.45
Residential mortgage	0.05	0.04
Other loans	1.25	1.29

Total consumer	0.52	0.63

Net Charge-offs as a % of Average Loans	0.35%	0.73%

Huntington Bancshares Incorporated
YTD Operating Lease Performance
(Unaudited)

	Nine Months Ended Sept 30,		2004 vs. 2003
(in thousands)	2004	2003	Amount	%
Balance Sheet:
Average operating lease assets outstanding	$980,312	$1,811,519	$(831,207)	(45.9)%

Income Statement:
Net rental income	$216,186	$360,421	$(144,235)	(40.0)
Fees	11,346	16,419	(5,073)	(30.9)
Recoveries - early terminations	4,453	7,551	(3,098)	(41.0)

Total Operating Lease Income	231,985	384,391	(152,406)	(39.6)

Depreciation and residual losses at termination	171,261	273,782	(102,521)	(37.4)
Losses - early terminations	16,897	33,879	(16,982)	(50.1)

Total Operating Lease Expense	188,158	307,661	(119,503)	(38.8)

Net Earnings Contribution	$43,827	$76,730	$(32,903)	(42.9)%

Earnings ratios(1)
Net rental income	29.4%	26.5%	2.9%	10.8%
Depreciation and residual losses at termination	23.3	20.2	3.1	15.6

Definition of terms:

Net rental income includes the lease payments earned on the equipment and vehicles that Huntington leases to its customers under operating leases. Fees include late fees, early payment fees and other non-origination fees. Recoveries represent payments received on a cash basis subsequent to a customer’s default on an operating lease and a recognition of an impairment loss on the lease. Depreciation represents the periodic depreciation of equipment and vehicles to their residual value owned by Huntington under operating leases and any accelerated depreciation where Huntington expects to receive less than the residual value from the sale of the vehicle and from insurance proceeds at the end of the lease term. Losses represent impairments recognized on equipment and vehicles where the lessee has defaulted on the operating lease.

(1)	As a percent of average operating lease assets, quarterly and year-to-date amounts annualized.